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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       10/26/2004
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                           CITIZENS FIRST CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



     Kentucky                              333-67435              61-0912615
(State or other jurisdiction              (Commission          (IRS Employer
    of incorporation)                     File Number)     Identification No.)



                 1805 Campbell Lane, Bowling Green, Kentucky           42101
                     (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code       (270) 393-0700
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Not Applicable


(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]
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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On October 26, 2004, Citizens First Corporation issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced the Company's operating results for the third quarter ended September 30, 2004.


ITEM 7.01.  REGULATION FD DISCLOSURE

              See "Item 2.02. Results of Operation and Financial Condition" which is incorporated by reference in this Item 7.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

             (c)  The following exhibits are furnished as a part of this Report:

                      99.1   Press Release dated October  26, 2004.

             The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       -------------------------


                                                           By:/s/ Bill D. Wright
                                                                  Bill D. Wright
                                      Vice-President and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)
Date:  October 26, 2004
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[GRAPHIC OMITTED]


                             EXHIBIT LIST
  EXHIBIT                                               SEQUENTIALLY
  NUMBER        DESCRIPTION                            NUMBERED PAGES
  ------        -----------                            --------------
   99.1        Press Release dated October 26, 2004           4

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